Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Mountain Top Properties, Inc. (the "Company") on Form 10-Q/A for the three months ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Anthony Teece, Principal Executive Officer and Principal financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 7th day of December 2021.

s/Anthony Teece

Anthony Teece

Certification of Principal Executive Officer

and Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mountain Top Properties, Inc., and will be retained Mountain Top Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.